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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2004

                                 SLM FUNDING LLC
                    formerly known as SLM FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                 Originator of:

the Sallie Mae Student Loan Trust 1996-1,   the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 1996-2,          the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-3,          the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-4,          the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1997-1,          the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-2,          the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-3,          the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-4,          the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1998-1,          the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1998-2,          the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1999-1,          the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-2,          the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-3,          the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2000-1,          the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2000-2,          the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2000-3,          the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 2000-4,          the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2001-1,          the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2001-2,          the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2001-3,          the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2001-4,          the SLM Student Loan Trust 2004-2,
the SLM Student Loan Trust 2002-1,          the SLM Student Loan Trust 2004-3,
the SLM Student Loan Trust 2002-2,          the SLM Student Loan Trust 2004-4, and
                                            the SLM Student Loan Trust 2004-5,

         DELAWARE            33-95474/333-2502/333-24949/         23-2815650
      (State or other       333-44465/333-30932/333-68660/     (I.R.S. employer
Jurisdiction of formation)      333-97247/333-104887         Identification No.)
                             (Commission File Numbers)

                             11600 SALLIE MAE DRIVE
                                RESTON, VA 20193 MDC 1764
                    (Address of principal executive offices)

                  Registrant's telephone number: (703) 810-7585

                         Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

     Closing of SLM Student Loan Trust 2004-5.

     Effective as of June 10, 2004, SLM Funding LLC ("SLM Funding"), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), executed and delivered the Amended and Restated Trust Agreement dated as of June 10, 2004 pursuant to which the SLM Student Loan Trust 2004-5 (the "Trust") was formed.

     On June 3, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated June 3, 2004, among SLM Funding, the Student Loan Marketing Association ("SLMA"), Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters").

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the SLMA Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and SLMA; (b) the SLM Education Loan Corp. ("SLM ELC") Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, and SLM ELC; (c) the VG Funding LLC ("VG Funding") Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, and VG Funding; (d) the Interim Trust Agreement, dated as of June 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee; (e) the Indenture, dated as of June 1, 2004, by and among the Trust, the Eligible Lender Trustee, SLMA, and the Indenture Trustee; (f) the Sale Agreement, dated as of June 10, 2004, by and among the Trust, SLM Funding, the Interim Eligible Lender Trustee and the Eligible Lender Trustee; (g) the Administration Agreement, dated as of June 10, 2004, by and among the Trust, Sallie Mae, Inc., as the Administrator, the Eligible Lender Trustee, Sallie Mae, Inc. (the "Servicer"), SLM Funding and the Indenture Trustee, and (h) the Servicing Agreement, dated as of June 10, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On June 10, 2004, the Trust issued $1,739,061,000 of its Student Loan-Backed Notes.

                                       2

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 3, 2004, by and among SLM Funding, SLMA and the Underwriters.

          1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated June 3, 2004, by and among SLM Funding, SLMA and the Underwriters.

          4.1 Amended and Restated Trust Agreement, dated as of June 10, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

          4.2 Interim Trust Agreement, dated as of June 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

          4.3 Indenture, dated as of June 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

          99.1a SLMA Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLMA.

          99.1b SLM ELC Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLM ELC.

          99.1c VG Funding Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and VG Funding.

          99.2 Sale Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

          99.3 Administration Agreement, dated as of June 10, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

          99.4 Servicing Agreement, dated as of June 10, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                                        3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2004                         SLM FUNDING LLC


                                             By: /s/ MARK L. HELEEN
                                                 -------------------------------
                                                 Name: Mark L. Heleen
                                                 Title: VICE PRESIDENT

                                       4

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                                INDEX TO EXHIBIT

1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 3, 2004, by and among SLM Funding, SLMA and the Underwriters.

1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated June 3, 2004, by and among SLM Funding, SLMA and the Underwriters.

4.1 Amended and Restated Trust Agreement, dated as of June 10, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2 Interim Trust Agreement, dated as of June 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3 Indenture, dated as of June 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1a SLMA Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLMA.

99.1b SLM ELC Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLM ELC.

99.1c VG Funding Purchase Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and VG Funding.

99.2 Sale Agreement, dated as of June 10, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3 Administration Agreement, dated as of June 10, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of June 10, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                                        5

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